Exhibit 99.2

Macrovision [LOGO]                                       Macrovision Corporation
                                                              1341 Orleans Drive
                                                             Sunnyvale, CA 94089

                                                             (408) 743-8600 Main
                                                              (408) 743-8610 Fax

Editorial
Contact:    Ian Halifax
            Macrovision Corporation
            408-743-8600
            ir-info@macrovision.com

FOR IMMEDIATE RELEASE

                     MACROVISION CORPORATION REPORTS RECORD

                     THIRD QUARTER NET REVENUES AND EARNINGS

SUNNYVALE, California (BUSINESS WIRE)--October 29, 2001--Macrovision Corporation (NASDAQ: MVSN) announced today that third quarter 2001 net revenues were $23.0 million, compared with $20.4 million in the third quarter of 2000, an increase of 13%. Pro forma earnings (before amortization of goodwill, amortization of deferred stock-based compensation, acquisition costs relating to GLOBEtrotter and impairment losses on investments) were $10.6 million or 19% higher than the $8.9 million recorded in last year's third quarter. Pro forma diluted earnings per share for the quarter rose to $0.20, which was 18% higher than the comparable earnings per share of $0.17 in the third quarter a year ago. Net income (including amortization of goodwill, amortization of deferred stock-based compensation, acquisition costs relating to GLOBEtrotter and impairment losses on investments) for the third quarter of 2001 was $6.4 million. Diluted earnings per share for the quarter was $0.12, up from $0.09 or 33% from the prior quarter a year ago.

Cash and cash equivalents, short-term investments and long-term marketable securities were $224.1 million as of September 30, 2001.

These results reflect the inclusion of the operations of GLOBEtrotter Software, Inc., which was acquired on August 31, 2000. The GLOBEtrotter transaction has been accounted for using the "pooling of interests" method. As a result, the consolidated financial statements for periods prior to the combination have been restated to include the accounts and results of operations of GLOBEtrotter.

"We're pleased with our third quarter results," said Ian Halifax, CFO at Macrovision. "In spite of a challenging economic environment and the events of September 11th, the Company delivered bottom line results in line with guidance provided last quarter. The third quarter was important to us for a number of reasons, notably the signing of our 200th DVD manufacturer licensee for our

DVD copy protection technology, the announcement of our partnership with Digital River to offer expanded DRM-enabled e-commerce product delivery options for software publishers and our investments in Widevine Technologies, Digital Fountain and NTRU Cryptosystems. Given the climate of unprecedented political and economic uncertainty, we estimate fourth quarter revenues and pro forma earnings per share will be flat with Q3. We expect that seasonal strength in our DVD business will be offset by softness in our GLOBEtrotter and digital pay-per-view segments. We will provide detailed guidance on 2002 projections in a conference call in mid-January, in line with our practice this year."

Immediately following the Q3 earnings release, Macrovision will hold an investor conference call on October 29, from 5:00 p.m. to 6:00 p.m. EST. Investors and analysts interested in participating in the conference are welcome to call +1
(415) 904-7315 and enter reservation number 19782442 in the United States.

The Q3 earnings conference call can also be accessed via live Webcast at www.macrovision.com, www.streetevents.com or www.companyboardroom.com on October 29 at 5:00 p.m. EST. Approximately 2 hours after the live Webcast ends, the on-demand Webcast of Macrovision's Q3 earnings conference call can be accessed until November 5, 2001.

Investors and analysts interested in listening to a recording of the conference are welcome to call +1 (800) 633-8284, or international +1 (858) 812-6440, and enter reservation number 19782442. Access to the PostView conference is available from 7:00 p.m. EST on October 29 to 7:00 p.m. EST on October 31, 2001. The conference call script will also be posted on the Company's web site for 30 days.

                                About Macrovision

Macrovision develops and markets copy protection, rights management and electronic license management technologies for the home video, consumer interactive software, enterprise software and music markets. Macrovision has its corporate headquarters in Sunnyvale, California, with European headquarters in London and Asia-Pacific headquarters in Tokyo.

      o The Video Technology division provides technologies that are used by motion picture studios, cable and satellite TV operators, consumer electronics companies, and personal computer manufacturers to prevent the unauthorized duplication, reception or use of copyrighted video materials. Over 600 million DVDs, over 3 billion videocassettes, and over 60 million digital set top boxes have utilized Macrovision's video copy protection technologies.

      o The Consumer Software division's SAFEDISC(R) CD-ROM copy protection solution has been licensed to over 100 mastering and replication facilities worldwide and is used by many major interactive software publishers. Its SAFECAST(TM) digital rights management (DRM) product provides persistent security solution for a variety of application, content, and entertainment products, and includes a wide range of tools that help publishers encourage trials and generate incremental sales using either CD-ROM or electronic software distribution (ESD) and electronic license distribution (ELD) technology. Its SAFEWRAP(TM) product provides tamper-proofing for digital properties, including Internet applications. Its

            SAFEAUDIO(TM) audio CD Copy Protection offers multi-level security, supports multi-session CDs with DRM, and is designed for maximum playability across player platforms.

      o GLOBEtrotter Software's electronic license management (ELM) solutions for business software applications, lead by FLEXlm and GTlicensing, have been licensed to over 2,500 ISV (independent software vendor) customers throughout the world. Its software asset management tools (SAMsolutions) are also widely implemented by major corporate end-users. See www.globetrotter.com for further information.

Note to Editors: For additional background information on Macrovision Corporation, visit www.macrovision.com.

All statements contained herein, including the quotations attributed to Mr. Halifax, as well as oral statements that may be made by the Company or by officers, directors or employees of the Company acting on the Company's behalf, that are not statements of historical fact, including statements that use the words "will," "believes," "anticipates," "estimates," "expects," "intends" or "looking to the future" or similar words that describe the Company's or its management's future plans, objectives, or goals, are "forward-looking statements" and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include the business strategies and product plans of the Company and the features and benefits of the products of the Company.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. Among the important factors that could cause results to differ materially are the following: the failure of markets for home video to develop or expand, and the failure of the Company's products to achieve or sustain market acceptance or to meet, or continue to meet, the changing demands of content or software providers. Other factors include those outlined in the Company's Annual Report on Form 10-K for 2000, its Quarterly Reports on Form 10-Q, and such other documents as are filed with the Securities and Exchange Commission from time to time. These factors may not constitute all factors that could cause actual results to differ materially from those discussed in any forward-looking statement. The Company operates in a continually changing business environment and new factors emerge from time to time. The Company cannot predict such factors, nor can it assess the impact, if any, of such factors on the Company or its results. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results. The Company is not obligated to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

                    Macrovision Corporation And Subsidiaries
                   Condensed Consolidated Statements of Income
                      (In thousands, except per share data)
                                   (Unaudited)

                                              Three Months          Nine Months
                                           Ended September 30,  Ended September 30,
                                           -------------------  -------------------
                                              2001      2000      2001        2000
                                            -------   -------   --------    -------
Net revenues                                $23,043   $20,446   $ 71,781    $55,303
Costs and expenses:
   Costs of revenues                          1,043     1,476      4,471      3,988
   Research and development                   1,990     2,114      6,840      5,452
   Selling and marketing                      4,434     3,418     13,270     10,601
   General and administrative                 3,063     2,596      9,950      7,686
   Amortization of goodwill and other
     intangibles from acquisitions            2,723       743      8,088      2,230
   Amortization of deferred stock-based
     compensation                             2,194     2,405      7,435     13,251
   Acquisition costs relating to
     GLOBEtrotter                                --     2,061         --      2,061
                                            -------   -------   --------    -------

        Total costs and expenses             15,447    14,813     50,054     45,269
                                            -------   -------   --------    -------

Operating income                              7,596     5,633     21,727     10,034
Interest and other income, net                2,471     3,127      8,012      8,022
Impairment losses on investments                 --        --     (3,360)        --
                                            -------   -------   --------    -------

Income before income taxes                   10,067     8,760     26,379     18,056
Income taxes                                  3,664     3,957     11,294     10,459
                                            -------   -------   --------    -------

Net income                                  $ 6,403   $ 4,803   $ 15,085    $ 7,597
                                            =======   =======   ========    =======

Diluted earnings per share                  $  0.12   $  0.09   $   0.29    $  0.15
                                            =======   =======   ========    =======

Shares used in computing diluted earnings
  per share                                  51,829    52,230     51,760     51,759
                                            =======   =======   ========    =======


                    Macrovision Corporation And Subsidiaries
   Pro forma Reconciliation of Condensed Consolidated Statements of Income (1)
                      (In thousands, except per share data)
                                   (Unaudited)

                                                                   Three Months        Nine Months
                                                                Ended September 30, Ended September 30,
                                                                ------------------- -------------------
                                                                   2001      2000      2001      2000
                                                                 -------   -------   -------   -------
Net income                                                       $ 6,403   $ 4,803   $15,085   $ 7,597
Add:
  Amortization of goodwill and other
    intangibles from acquisitions                                  1,921       450     5,387     1,351
  Amortization of deferred stock-based
    compensation                                                   2,194     2,405     7,435    13,251
  Acquisition costs relating to
    GLOBEtrotter                                                      --     1,249        --     1,249
  Impairment losses on investments                                    67        --     2,237        --
                                                                 -------   -------   -------   -------

Pro forma net income                                             $10,585   $ 8,907   $30,144   $23,448
                                                                 =======   =======   =======   =======

Diluted earnings per share reconciliation:
                                                                 $  0.12   $  0.09   $  0.29   $  0.15
Net income
Add:
  Amortization of goodwill and other
    intangibles from acquisitions                                   0.04      0.01      0.10      0.02
  Amortization of deferred stock-based
    compensation                                                    0.04      0.05      0.14      0.26
  Acquisition costs relating to GLOBEtrotter                          --      0.02        --      0.02
  Impairment losses on investments                                    --        --      0.04        --
                                                                 -------   -------   -------   -------

Pro forma diluted earnings per share                             $  0.20   $  0.17   $  0.57   $  0.45
                                                                 =======   =======   =======   =======

Shares used in computing diluted earnings per share               51,829    52,230    51,760    51,759
                                                                 =======   =======   =======   =======

Notes: (1)

Pro forma results for the quarter ended September 30, 2001 and 2000 are prepared not in accordance with accounting principles generally accepted in the United States of America. However, Management is of the opinion that such presentation may be more meaningful in analyzing the results of operations. These results present the operating results of Macrovision Corporation, excluding the cost associated with amortization of goodwill and other intangibles from acquisitions, amortization of deferred stock-based compensation, acquisition costs relating to GLOBEtrotter and impairment losses on investments. This cost was $4,182 for the three-month period ended September 30, 2001, net of taxes, where applicable, using the Company's effective rate for the year to date of 33.4%.

                    Macrovision Corporation And Subsidiaries
                      Condensed Consolidated Balance Sheets
                                 (In thousands)
                                   (Unaudited)

                                                  September 30,     December 31,
                                                      2001              2000
                                                  -------------     ------------
ASSETS
  Cash and cash equivalents                         $ 17,681          $ 22,409
  Short-term investments                              82,186            85,500
  Accounts receivable, net                            24,113            15,903
  Inventories                                            366               180
  Prepaid expenses and other assets                   15,910            16,153
                                                    --------          --------

     Total Current Assets                            140,256           140,145

  Property and equipment, net                          3,132             2,040
  Patents and other intangibles, net                   4,523             2,341
  Long-term marketable investment securities         124,197           109,532
  Intangibles associated with acquisition, net        27,815            35,252
  Other assets                                        22,797             7,128
                                                    --------          --------

     TOTAL ASSETS                                   $322,720          $296,438
                                                    ========          ========

LIABILITIES
  Accounts payable                                  $  2,560          $  2,436
  Deferred revenue                                    10,240             8,392
  Other accrued liabilities                            6,747             5,422
                                                    --------          --------

     Total Current Liabilities                        19,547            16,250

  Notes payable                                           45                56
  Deferred tax liabilities                                --             4,157
                                                    --------          --------

     TOTAL LIABILITIES                                19,592            20,463

STOCKHOLDERS' EQUITY                                 303,128           275,975
                                                    --------          --------

TOTAL LIABILITIES &
STOCKHOLDERS' EQUITY                                $322,720          $296,438
                                                    ========          ========